                                                  EXHIBIT 99.2



                       INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS



Unaudited Pro Forma Condensed Combining Statement of Operations for the Year Ended
January 31, 2002..............................................................................................F-1

Unaudited Pro Forma Condensed Combining Statement of Operations for the Year Ended
January 31, 2001..............................................................................................F-2

Notes to Unaudited Pro Forma Condensed Combining Financial Information........................................F-3


                                     CARREKER CORPORATION

                 UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                             FOR THE YEAR ENDED JANUARY 31, 2002
                                       (IN THOUSANDS)



                               --------------------------
                                    Historical Amounts
                               --------------------------
                                                                                                                       Adjusted
                                 Carreker         Check            Pro Forma        Pro Forma            Further       Pro Forma
                               Corporation      Solutions         Adjustments       Combined           Adjustments     Combined
                                                 Company
                               -----------      ---------    -----------------      ---------   ------------------    -----------
REVENUES:
  Consulting fees..............  $ 42,842         $    --              $    --       $ 42,842            $     --        $ 42,842
  Software license fees........    40,291          37,060                   --         77,351    (7)      (33,359)         43,992
  Software maintenance fees....    29,347           6,512                   --         35,859                  --          35,859
  Software implementation fees.    19,210           4,512                   --         23,722                  --          23,722
                               -----------      ---------              -------      ---------            ---------    -----------
    Total revenues.............   131,690          48,084                   --        179,774             (33,359)        146,415

COST OF REVENUES:
  Consulting fees..............    34,957              --                   --         34,957                  --          34,957
  Software license fees........     6,877           2,336     (2)        1,373         10,586    (7)       (1,858)          8,728
  Write-off of capitalized
    software costs and
    prepaid software royalties.    14,908              --                   --         14,908                  --          14,908
  Software maintenance fees....     7,294           1,307                   --          8,601                  --           8,601
  Software implementation fees.    15,949           2,696                   --         18,645                  --          18,645
                               -----------      ---------              -------      ---------            ---------    -----------
    Total cost of revenues.....    79,985           6,339                1,373         87,697              (1,858)         85,839
                               -----------      ---------              -------      ---------            ---------    -----------
Gross profit...................    51,705          41,745               (1,373)        92,077             (31,501)         60,576
                               -----------      ---------              -------      ---------            ---------    -----------

OPERATING COSTS AND EXPENSES:
  Selling, general and
    administrative.............    53,581           7,930                   --         61,511    (7)         (692)         60,819
                                                              (2)        1,512
  Amortization of goodwill
    and intangible assets......     4,575              --     (2)          778          6,865                  --           6,865
  Merger and restructuring
    costs......................    23,592              --     (6)       (2,300)        21,292                  --          21,292
  Research and development.....     8,665           2,708                   --         11,373                  --          11,373
                               -----------      ---------              -------      ---------            ---------    -----------
    Total operating costs
    and expenses...............    90,413          10,638                  (10)       101,041                (692)        100,349
                               -----------      ---------              -------      ---------            ---------    -----------
Income (loss) from operations..   (38,708)         31,107               (1,363)        (8,964)            (30,809)        (39,773)

OTHER INCOME (EXPENSE)
  Interest income, net.........     1,580             386     (4)         (968)           998                  --             998
  Interest expense, net........     2,265              --     (3)        1,030          3,295                  --           3,295
  Other income (expense).......      (111)            172                   --             61                  --              61
                               -----------      ---------              -------      ---------            ---------    -----------
    Total other income
    (expense)..................      (796)            558               (1,998)        (2,236)                 --          (2,236)
                               -----------      ---------              -------      ---------            ---------    -----------
Income (loss) before provision
  for income taxes.............   (39,504)         31,665               (3,361)       (11,200)            (30,809)        (42,009)

Provision (benefit) for
  income taxes.................    (3,899)             --                   --         (3,899)                 --          (3,899)
                               -----------      ---------              -------      ---------            ---------    -----------

Net income (loss)..............  $(35,605)        $31,665              $(3,361)      $ (7,301)           $(30,809)       $(38,110)
                               ===========      =========             ========      =========            =========    ===========
Basic earnings (loss) per
  share........................  $  (1.63)                                           $  (0.33)                           $  (1.74)
                               ===========                                          =========                         ===========
Diluted earnings (loss) per
  share........................  $  (1.63)                                           $  (0.33)                           $  (1.74)
                               ===========                                          =========                         ===========
Shares used in computing
  basic earnings (loss)
   per share...................    21,853                                              21,853                              21,853
                               ===========                                          =========                         ===========
Shares used in computing
  diluted earnings (loss)
   per share...................    21,853                                              21,853                              21,853
                               ===========                                          =========                         ===========


                    See Notes to Unaudited Pro Forma Condensed Combining Financial Information


                                           CARREKER CORPORATION

                   UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                                  FOR THE YEAR ENDED JANUARY 31, 2001
                                              (IN THOUSANDS)


                                 -----------------------
                                   Historical Amounts
                                 -----------------------
                                                 Check                                                      Adjusted
                                   Carreker    Solutions       Pro Forma     Pro Forma        Further      Pro Forma
                                 Corporation    Company       Adjustments    Combined       Adjustments    Combined
                                 -----------   ---------      -----------   ----------      -----------   ----------
REVENUES:
  Consulting fees............... $   71,715    $      --      $       --        71,715      $       --    $   71,715
  Software license fees.........     18,030        9,569              --        27,599 (7)      15,931        43,530
  Software maintenance fees.....     11,223       17,481              --        28,704              --        28,704
  Software implementation fees..      9,298       13,048              --        22,346              --        22,346
                                 ----------    ---------      ----------    ----------      ----------    ----------
    Total revenues..............    110,266       40,098              --       150,364          15,931       166,295

COST OF REVENUES:
  Consulting fees...............     38,185           --              --        38,185              --        38,185
  Software license fees.........      5,529          599 (2)       4,120        10,248 (7)       1,013        11,261
  Software maintenance fees.....      2,897        4,029              --         6,926              --         6,926
  Software implementation fees..      5,653        8,159              --        13,812              --        13,812
                                 ----------    ---------      ----------    ----------      ----------    ----------
    Total cost of revenues......     52,264       12,787           4,120        69,171           1,013        70,184
                                 ----------    ---------      ----------    ----------      ----------    ----------
Gross profit....................     58,002       27,311          (4,120)       81,193          14,918        96,111
                                 ----------    ---------      ----------    ----------      ----------    ----------

OPERATING COSTS AND EXPENSES:
  Selling, general and
  administrative................     31,743       24,603              --        56,346 (7)         250        56,596
  Amortization of goodwill
    and intangible assets.......         --           -- (2)       6,869         6,869              --         6,869
  Research and development......      6,055        6,149              --        12,204              --        12,204
                                 ----------    ---------      ----------    ----------      ----------    ----------
    Total operating costs
    and expenses................     37,798       30,752           6,869        75,419             250        75,669
                                 ----------    ---------      ----------    ----------      ----------    ----------
Income (loss) from operations...     20,204       (3,441)        (10,989)        5,774          14,668        20,442

OTHER INCOME (EXPENSE)
  Interest income, net..........      1,959          762 (4)      (2,721)           --              --            --
  Interest expense, net.........         --           -- (3)       3,271         3,271              --         3,271
  Other income (expense)........       (237)          --              --          (237)             --          (237)
                                 ----------    ---------      ----------    ----------      ----------    ----------
    Total other income
    (expense)...................      1,722          762          (5,992)       (3,508)             --        (3,508)
                                 ----------    ---------      ----------    ----------      ----------    ----------
Income (loss) before
provision for income taxes.....      21,926       (2,679)        (16,981)        2,266          14,668        16,934

Provision for income taxes.....       8,332           91 (5)      (7,562)          861 (7)       5,574         6,435
                                 ----------    ---------      ----------    ----------      ----------    ----------

Net income (loss)                $   13,594    $  (2,770)     $   (9,419)        1,405      $    9,094    $   10,499
                                 ==========    =========      ==========    ==========      ==========    ==========
Basic earnings per share........ $     0.70                                 $     0.07                    $     0.54
                                 ==========                                 ==========                    ==========
Diluted earnings per share...... $     0.67                                 $     0.07                    $     0 51
                                 ==========                                 ==========                    ==========
Shares used in computing
basic earnings per share........     19,305                                     19,305                        19,305
                                 ==========                                 ==========                    ==========
Shares used in computing
diluted earnings per share......     20,429                                     20,429                        20,429
                                 ==========                                 ==========                    ==========

   See Notes to Unaudited Pro Forma Condensed Combining Financial Information.

                              CARREKER CORPORATION

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION




1        Basic Presentation Principals.

On June 6, 2001, Carreker Corporation (the Company), acquired Check Solutions Company (Check Solutions) pursuant to a partnership interest purchase agreement among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association. The combination with Check Solutions has been accounted for as a purchase business combination by the Company.

The accompanying Unaudited Pro Forma Condensed Combining Statements of Operations, for the years ended January 31, 2002 and 2001, assume the combination with Check Solutions had been completed on February 1, 2000. The Unaudited Pro Forma Condensed Combining Statements of Operations for the year ended January 31, 2002 combine Carreker Corporation's historical statement of operations for the year ended January 31, 2002 with the Check Solutions' historical statement of operations for the four months ended May 31, 2001. The Unaudited Pro Forma Condensed Combining Statements of Operations for the year ended January 31, 2001 combine Carreker Corporation's historical statement of operations for the year ended January 31, 2001 with the Check Solutions' historical statement of operations for the year ended December 31, 2000.

                              CARREKER CORPORATION

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

1.       Basic Presentation Principals (continued).

Carreker Corporation paid $110.2 million in cash for the acquisition of Check Solutions. Carreker Corporation funded the acquisition through 65.2 million of its cash and funded the remaining $45.0 million from proceeds of its borrowings. Carreker Corporation incurred approximately $2.0 million of direct acquisition costs. The total purchase price of $112.2 million was allocated to assets acquired and liabilities assumed based on Check Solutions' June 5, 2001 balance sheet.

The accompanying unaudited pro forma financial information is presented for illustrative purposes and is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma condensed combining operating statements. Actual statements of operations of the companies were consolidated beginning on June 6, 2001, the closing date of the acquisition. The unaudited pro forma condensed combined financial information presented is based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto for both the Company and Check Solutions.

2. Adjustment to reflect the additional amortization expense associated with the intangible assets acquired from Check Solutions.

         Year ended January 31, 2002:
                                                              (In thousands)
           Capitalized software amortization................     $  1,373
           Goodwill amortization............................        1,512
           Other intangible amortization....................          778
                Capitalized software, net...................                  $  1,373
                Goodwill, net...............................                     1,512
                Other intangibles, net......................                       778
                                                                ---------     --------
                                                                 $  3,663     $  3,663
                                                                =========     ========


         Year ended January 31, 2001:
                                                              (In thousands)
           Capitalized software amortization................    $   4,120
           Goodwill amortization............................        4,536
           Other intangible amortization....................        2,333
                Capitalized software, net...................                  $  4,120
                Goodwill, net...............................                     4,536
                Other intangibles, net......................                     2,333
                                                                ---------     --------
                                                                $  10,989     $ 10,989
                                                                =========     ========

                              CARREKER CORPORATION

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION




The following table provides the allocation of the purchase price based upon Check Solutions June 5, 2001 balance sheet:



                                                                                       (In thousands)
           In-process research and development......................................   $        2,300
           Current technology and products...(estimated life of 5-6 years)..........           24,200
           Goodwill...........................(estimated life of 15 years)..........           68,037
           Customer relationships.............(estimated life of 6 years)...........            8,400
           Assembled workforce ...............(estimated life of 6 years)...........            5,600
           Net assets of Check Solutions............................................            3,663
                                                                                       --------------
           Total purchase price.....................................................   $      112,200
                                                                                       ==============


The useful lives of the various intangible assets identified are based on management's estimates. Under the caption of current technology and products, lives are based on assumptions regarding the time expected for the indicated technology or product to become obsolete, which is driven primarily by planned future development work designed to replace the existing technology or product. The useful life of six years the Company assigned to the assembled workforce is based on employee retention statistics. The useful life of six years the Company assigned to customer relationships is based on an estimate to replace the customer base. Carreker will amortize these intangible assets on a straight-line basis over their estimated useful lives.

In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS, and No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. Other intangible assets will continue to be amortized over their useful lives.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of the Statement is expected to result in an increase in net income of $5.5 million ($0.25 per share using the dilutive number of shares at January 31, 2002) per year. During 2002, the Company will perform the first of the required impairment tests of goodwill and indefinite lived intangible assets as of February 1, 2002 to determine if a transition impairment charge should be recognized under SFAS 142 and has not yet determined what effect this charge, if any, will have on the earnings and financial position of the Company.

                                    CARREKER CORPORATION

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION




3. Adjustments to reflect interest expense and amortization of deferred loan costs. The deferred loan costs are amortized over the life of the credit agreement or 36 months. Interest expense was calculated using a rate of LIBOR plus 2% which reflects the actual interest rate.

         Year ended January 31, 2002:




                                                             (In thousands)
           Interest expense.................................  $     1,030
                Accrued expenses............................                      $      891
                Other assets................................                             139
                                                              -----------         ----------
                                                              $     1,030         $    1,030
                                                              ===========         ==========


         A 1/8% increase in the interest rate would increase interest expense by approximately $18.


         Year ended January 31, 2001:


                                                             (In thousands)
           Interest expense.................................  $     3,271
                Accrued expenses............................                      $    2,992
                Other assets................................                             279
                                                              -----------         ----------
                                                              $     3,271         $    3,271
                                                              ===========         ==========


         A 1/8% increase in the interest rate would increase interest expense by approximately $56.


4. Adjustment to reflect the reduced amount of interest income due to the payment of the majority of the purchase price in cash.

         Year ended January 31, 2002:



                                                             (In thousands)
           Interest income.................................. $        968
                Cash........................................                      $      968


         Year ended January 31, 2001



                                                             (In thousands)
           Interest income.................................. $      2,721
                Cash........................................                      $    2,721


                                    CARREKER CORPORATION

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION




5. Adjustment to reflect the tax effect of the proforma adjustments and the tax effect of converting Check Solutions from a partnership to a tax paying entity. No proforma tax adjustments were necessary for the year ended January 31, 2002 as the Company's net operating loss carryforwards were not benefited, and the rate applied for the year ended January 31, 2001 is Carreker Corporation's actual effective tax rate.

         Year ended January 31, 2001:



                                                             (In thousands)
           Accrued income taxes............................. $      7,562
                Provision for income taxes..................                      $    7,562



                                    CARREKER CORPORATION

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION



6. The Unaudited Pro Forma Condensed Combining Statements of Operations for the year ended January 31, 2002 have been adjusted to exclude a charge of $2.3 million (no income tax effect) of purchased in-process research and development arising from the merger, which was expensed at the acquisition, as this expense will not have a continuing impact.

7. During the three months ended March 31, 2001 Check Solutions converted substantially all of its software licenses it had granted to customers from a term license to a 99-year license, also giving the customers the right to elect maintenance support by paying Check Solutions an optional maintenance fee. The term licenses were recognized over the estimated economical life of the software to the customer. By removing the time-based component of the arrangement Check Solutions recognized as income the deferred license fees (and related deferred selling costs) for those contracts where software had been delivered and that met the other revenue recognition criteria of SOP 97-2. The pro forma condensed combining operating statements for the years ended January 31, 2002 and 2001 have been adjusted to present the Check Solutions financial statements on a basis consistent to that which would have been presented if Check Solutions software license contracts had been executed as a 99-year license arrangement as opposed to term arrangements for all periods prior to March 31, 2001. These adjustments are presented under the caption "Further Adjustments" in the accompanying pro forma condensed combining operating statements. The effects of these adjustments were as follows:

         Year ended January 31, 2002:



                                                                (In thousands)
           Software license fees............................    $     (33,359)
           Cost of revenues - software license fees.........           (1,858)
           Selling, general and administration expense......             (692)
                                                                -------------
                   Loss from operations.....................          (30,809)
           Benefit from income taxes........................               --
                                                                -------------
                   Net loss.................................    $     (30,809)
                                                                =============


         Year ended January 31, 2001:



                                                                (In thousands)
           Software license fees............................    $      15,931
           Cost of revenues - software license fees.........            1,013
           Selling, general and administration expense......              250
                                                                -------------
                   Income from operations...................           14,668
           Provision for income taxes.......................            5,574
                                                                -------------
                   Net Income...............................    $       9,094
                                                                =============
